Exhibit 10-2



                                 REVOLVING NOTE

$1,500,000.00                    DALLAS, TEXAS                    March 27, 2007

     FOR VALUE RECEIVED, the undersigned, ENVIROCLEAN MANAGEMENT SERVICES, INC., a Texas corporation (whether one or more, "Maker"), hereby unconditionally promises to pay to the order of PARK CITIES BANK (together with its successors and assigns and any subsequent holder of this Promissory Note, "Payee"), as hereinafter provided, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND N0/100 DOLLARS ($1,500,000.00), or so much thereof as may be advanced by Payee from time to time hereunder to or for the benefit or account of Maker, together with interest thereon at the rate of interest hereinafter provided, without right of offset and otherwise in strict accordance with the terms and provisions hereof.

     1. Interest. Interest shall accrue on the principal balance from day to day outstanding under this Revolving Note (this "Revolving Note") at a rate equal to the lesser of: (a) the Maximum Lawful Rate (as hereinafter defined); or (b) a fluctuating rate of interest ("Fluctuating Rate"), equal to one percent (1.0%) in excess of the "prime rate" as announced, published and so designated in the Money Rates Section of the Wall Street Journal from time to time. Interest on the indebtedness evidenced by this Revolving Note shall be computed on the basis of a three hundred sixty (360) day year and shall accrue on the actual number of days elapsed for any whole or partial month in which interest is being calculated. Maker hereby acknowledges that the "prime rate" may not be the lowest rate offered by Payee to its customers from time to time. If at any time the Fluctuating Rate exceeds the Maximum Lawful Rate, any subsequent reductions in the Fluctuating Rate shall not reduce the rate of interest hereunder below the Maximum Lawful Rate until the aggregate amount of accrued interest hereunder equals the amount that would have accrued if the Fluctuating Rate had at all times remained in full effect during the period that it exceeded the Maximum Lawful Rate.

     2. Payment. Commencing on April 1, 2007, and continuing on the first (1st) of each successive month thereafter, monthly installments of accrued but unpaid interest shall be due and payable. The entire outstanding principal balance hereof and all accrued but unpaid interest shall be finally due and payable on April 1, 2008 (the "Maturity Date"), or upon the earlier maturity hereof, whether by acceleration or otherwise. All payments under this Revolving Note made to Payee shall be made at Payee's banking offices in Dallas County, Texas, or at such other place as the Payee may from time to time designate in writing, in lawful money of the United States of America which shall be legal tender in payment of all debts at the time of payment. Maker may prepay all or any of the principal of this Revolving Note at any time and from time to time prior to maturity without premium or penalty, and interest shall cease to accrue on any amounts so prepaid, and any such prepayment of principal shall be applied in the inverse order of maturity to the last maturing installments of principal under this Revolving Note. Any payment, whether a regularly scheduled installment, a prepayment or otherwise, shall be applied first to accrued but unpaid interest, and the remainder of such payment shall be applied to the reduction of the outstanding principal balance. Maker hereby agrees to accept Payee's calculation of interest payable hereunder absent manifest mathematical error. If any payment on this Revolving Note shall become due on a Saturday, Sunday or any other day which is a banking holiday, such payment shall be made on the next succeeding business day which is not a banking holiday, and such extension of time shall in each such case be included in computing interest due hereunder.

     3. Loan Agreement; Security. This Revolving Note evidences one or more Advances made by Lender to Borrower pursuant to that certain Loan and Security Agreement dated of even date herewith by and between, among others, Payee and Maker (as amended, supplemented or otherwise modified in writing from time to time, the "Loan Agreement"), and has been executed and delivered pursuant to, is governed by, the terms and provisions of the Loan Agreement. Borrower shall be entitled to Advances hereunder from time to time in accordance with, and subject to the terms and conditions of, the Loan Agreement. This Note is secured by the liens and security interests granted in the Loan Agreement, and the Deed of Trust. Capitalized terms used herein, unless otherwise defined, shall have the meanings given to such terms in the Loan Agreement.

     4. Revolving Note. Principal amounts borrowed and repaid hereunder may be reborrowed in accordance with the Loan Agreement, and accordingly, the gross sum of all Advances made under this Revolving Note may exceed the Revolving Loan Commitment, provided, however, that the outstanding principal balance hereof shall at no time exceed the Revolving Loan Commitment. All payments of principal under this Revolving Note shall reduce the unpaid balance of principal due hereunder, but shall not extinguish this Revolving Note until the entire principal balance and all accrued interest hereon has been paid in full and all obligation of Lender to advance funds under the Loan Agreement has been terminated.


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     5.  Default  and  Remedies.  Upon the  occurrence  of an "Event of Default"
(herein so called), as such term is defined in the Loan Agreement, Payee shall have the immediate right, at the sole discretion of Payee and without notice or demand (a) to declare the entire unpaid balance of this Revolving Note and all accrued but unpaid interest at once immediately due and payable (and the same shall be at once immediately due and payable and the same may be collected forthwith), (b) to foreclose and enforce all liens and security interests securing payment hereof, and (c) to exercise any of Payee's other rights, powers, recourses and remedies under this Revolving Note or any of the other Loan Documents, or at law or in equity.

     6. Attorneys' Fees and Costs. If Payee retains an attorney-at-law in connection with any Event of Default or at maturity or to collect, enforce, or defend this Revolving Note or any part hereof, or any of the other Loan Documents, in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or otherwise, Maker agrees to pay all costs and expenses of collection, including but not limited to, Payee's attorneys' fees, whether or not any legal action shall be instituted.

         7. Late Charge. At the option of Payee, Maker shall pay a "late charge" in the amount of five percent (5%) of any installment on this Revolving Note when such installment is not paid within ten (10) days following the date such installment is due, in order to cover the additional expenses involved in handling delinquent payments.

     8. Default Interest Rate. All past due installments of interest shall, if permitted by applicable law, bear interest at the Maximum Lawful Rate, or if no Maximum Lawful Rate is applicable hereto, then at the rate of eighteen percent (18%) per annum. During the existence of any default hereunder, the entire unpaid principal balance shall bear interest at the Maximum Lawful Rate.

     9. Usury Savings Provisions. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable on the Indebtedness (as hereinafter defined), or applicable United States federal law to the extent that such law permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law. For purposes of this provision, "Indebtedness" shall mean all indebtedness evidenced by this Revolving Note, and all amounts payable in the performance of any covenant or obligation in any of the other Loan Documents or any other communication or writing by or between Maker and Payee related to the transaction or transactions that are the subject matter of the Loan Documents, or any part of such indebtedness. If the applicable law is ever judicially interpreted so as to render usurious any amount contracted for, charged, taken, reserved or received in respect of the Indebtedness, including by reason of the acceleration of the maturity or the prepayment thereof, then it is Maker's and Payee's express intent that all amounts charged in excess of the Maximum Lawful Rate shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Payee shall be credited on the principal balance of the Indebtedness (or, if the Indebtedness has been or would thereby be paid in full, refunded to Maker), and the provisions of this Revolving Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable laws, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if this Revolving Note has been paid in full before the end of the stated term hereof, then Maker and Payee agree that Payee shall, with reasonable promptness after Payee discovers or is advised by Maker that interest was received in an amount in excess of the Maximum Lawful Rate, either credit such excess interest against the Indebtedness then owing by Maker to Payee and/or refund such excess interest to Maker. Maker hereby agrees that as a condition precedent to any claim seeking usury penalties against Payee, Maker will provide written notice to Payee, advising Payee in reasonable detail of the nature and amount of the violation, and Payee shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Maker or crediting such excess interest against the Indebtedness then owing by Maker to Payee. All sums contracted for, charged, taken, reserved or received by Payee for the use, forbearance or detention of the Indebtedness shall, to the extent permitted by applicable law, be amortized, prorated, allocated or spread,


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using the actuarial  method,  throughout  the stated term of this Revolving Note
(including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of the Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Indebtedness for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving triparty accounts) apply to this Revolving Note or any other part of the Indebtedness. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. The terms and provisions of this paragraph shall control and supersede every other term, covenant or provision contained herein, in any of the other Loan Documents or in any other document or instrument pertaining to the Indebtedness.

     10. Maximum Lawful Rate; Ceiling Election. As used herein, the term "Maximum Lawful Rate" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Payee in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that such law permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all fees, charges and any other value whatsoever made in connection with the transaction evidenced by this Revolving Note and the other Loan Documents. To the extent that Payee is relying on Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Revolving Note or any other part of the Indebtedness (hereinafter defined), Payee will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Payee to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Payee will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Payee may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Maker as provided by such applicable law now or hereafter in effect.

     11. Waiver. EXCEPT AS SPECIFICALLY PROVIDED IN THE LOAN DOCUMENTS TO THE CONTRARY, MAKER AND ANY SURETY, ENDORSER OR GUARANTOR OF THIS REVOLVING NOTE SEVERALLY AND EXPRESSLY (A) WAIVE AND RELINQUISH PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT OR NONPERFORMANCE, PROTEST, NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION, GRACE, DILIGENCE IN COLLECTING THIS REVOLVING NOTE OR ENFORCING ANY SECURITY THEREFOR, OR ANY OTHER NOTICES OR ANY OTHER ACTION, AND (B) CONSENT TO ALL RENEWALS, EXTENSIONS, REARRANGEMENTS AND MODIFICATIONS WHICH FROM TIME TO TIME MAY BE GRANTED BY PAYEE WITHOUT NOTICE AND TO ALL PARTIAL PAYMENTS HEREON, WHETHER BEFORE OR AFTER MATURITY, WITHOUT PREJUDICE TO PAYEE. PAYEE SHALL SIMILARLY HAVE THE RIGHT TO DEAL IN ANY WAY, AT ANY TIME, WITH ONE OR MORE OF THE FOREGOING PARTIES WITHOUT NOTICE TO ANY OTHER PARTY, AND TO GRANT ANY SUCH PARTY ANY EXTENSIONS OF TIME FOR PAYMENT OF ANY OF SAID INDEBTEDNESS, OR TO GRANT ANY OTHER INDULGENCES OR FORBEARANCES WHATSOEVER, WITHOUT NOTICE TO ANY OTHER PARTY AND WITHOUT IN ANY WAY AFFECTING THE PERSONAL LIABILITY OF ANY PARTY HEREUNDER.

     12. Governing Law and Venue. THIS REVOLVING NOTE IS EXECUTED AND DELIVERED IN CONNECTION WITH A LENDING TRANSACTION NEGOTIATED AND CONSUMMATED IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. MAKER, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS IN TEXAS, (B) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THIS REVOLVING NOTE OR ANY OF THE OTHER LOAN DOCUMENTS BROUGHT IN THE DISTRICT COURT OF DALLAS COUNTY, TEXAS, OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, DALLAS DIVISION, (C) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM, AND (D) AGREES THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY TO ANY OF THE LOAN DOCUMENTS ARISING OUT OF OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN ONE OF THE FOREGOING COURTS.


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     13.  Waiver of Jury  Trial.  MAKER,  TO THE  FULLEST  EXTENT  PERMITTED  BY
APPLICABLE LAW, HEREBY KNOWINGLY, INTENTIONALLY, IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS REVOLVING NOTE OR ANY OF THE LOAN DOCUMENTS, OR ANY CONDUCT, ACT OR OMISSION OF PAYEE OR MAKER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH PAYEE OR MAKER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH PAYEE OR MAKER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

     14. Notices. Any notice or demand required hereunder shall be deemed to be delivered when deposited in the United States mail, postage prepaid, certified mail, return receipt requested, addressed to Maker or Payee, as the case may be, at the address set out hereinbelow, or at such other address as such party may hereafter deliver in accordance herewith. Any other method of delivery or demand shall be effective only when actually received by the recipient thereof. If and when included within the term "Maker" or "Payee" there is more than one person, all shall jointly arrange among themselves for their joint execution and delivery of a notice to the other specifying some person at some specific address for the receipt of all notices, demands, payments or other documents. All persons included within the terms "Maker" or "Payee," respectively, shall be bound by notices, demands, payments and documents given in accordance with the provisions of this paragraph to the same extent as if each had received such notice, demand, payment or document.

     15. Successors and Assigns. This Revolving Note and all the covenants, promises and agreements contained herein shall be binding upon and shall inure to the benefit of Maker and Payee, and their respective successors and assigns.

     16. Time is of the Essence. Time is of the essence with respect to all provisions of this Revolving Note and the other Loan Documents.

     17. Joint and Several Liability. Should this Revolving Note be signed or endorsed by more than one person and/or entity, all of the obligations herein contained shall be considered the joint and several obligations of each maker and endorser hereof.

     18. Termination. This Revolving Note may not be terminated orally, but only by a discharge in writing signed by Payee at the time such discharge is sought.

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     EXECUTED effective as of the day and year first written above.


                                          MAKER:
                                          ------

                                          ENVIROCLEAN MANAGEMENT SERVICES, INC.,
                                          a Texas corporation

                                          By: /s/ Matthew H. Fleeger
                                          --------------------------------------
                                                  Matthew H. Fleeger, President



                              ADDRESSES FOR NOTICES
                              ---------------------

PAYEE:                                     MAKER:

PARK CITIES BANK                           ENVIROCLEAN MANAGEMENT SERVICES, INC.
5307 E. Mockingbird Lane, Suite 200        12750 Merit Drive, Suite 770
Dallas, Texas 75206                        Dallas, Texas 75251
Attn: Mike Emerson                         Attn: Matthew H. Fleeger














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